American Funds Insurance Series®

Statement of Additional

Information Supplement

October 15, 2021

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares statement of additional information dated May 1, 2021, as supplemented to date)

The information under the heading “Maturity” in the “Certain investment limitations and guidelines” section of the statement of additional information for Ultra-Short Bond Fund is amended to read as follows:

Maturity

·	The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.
·	The fund maintains the dollar-weighted average life of its portfolio at 120 days or less.
·	For purposes of determining the weighted average maturity (but not the weighted average life) of the fund’s portfolio, certain variable and floating rate obligations and put securities which may otherwise have stated or final maturities in excess of 397 days will be deemed to have remaining maturities equal to the period remaining until each next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security.

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-103 -1021P CGD/8024-S87399